UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FIRST NORTHWEST BANCORP
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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P.O. BOX 8016, CARY, NC 27512-9903 Important Notice Regarding the Availability of Proxy Materials for First Northwest Bancorp Shareholders Meeting to be held on May 23, 2023 For Shareholders of record as of March 24, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, go to: www.proxydocs.com/FNWB To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. CONTROL NUMBER For and a convenient go to way to view proxy materials VOTE www.proxydocs.com/FNWB Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 12, 2023. To request paper materials, use one of the following methods. INTERNET TELEPHONE * E-MAIL www.investorelections.com/FNWB (866) 648-8133 paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. First Northwest Bancorp Meeting Information Meeting Materials: Notice of Meeting and Proxy Statement and Annual Report or Form 10-K Meeting Type: Annual Meeting of Shareholders Date: Tuesday, May 23, 2023 Time: 4:00 PM, Pacific Time Place: 7 Cedars Hotel, 270756 Highway 101 Sequim, Washington 98382 SEE REVERSE FOR FULL AGENDA

First Northwest Bancorp Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. PROPOSAL 1. Election of nine directors to serve a one-year term; 1.01 Sherilyn G. Anderson 1.02 Dana D. Behar 1.03 Craig A. Curtis 1.04 Matthew P. Deines 1.05 Cindy H. Finnie 1.06 Gabriel S. Galanda 1.07 Lynn A. Terwoerds 1.08 Norman J. Tonina, Jr. 1.09 Jennifer Zaccardo 2. An advisory (non-binding) vote to approve the compensation of our named executive officers, as disclosed in the Proxy Statement; and 3. Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2023.